AMERICAN TELEPHONE AND TELEGRAPH COMPANY
                            BENEFITS PROTECTION TRUST
                                      WITH
                WACHOVIA BANK OF NORTH CAROLINA, N.A., AS TRUSTEE

                              Amended and Restated

                    AMERICAN TELEPHONE AND TELEGRAPH COMPANY

                                 TRUST AGREEMENT


                                TABLE OF CONTENTS


ARTICLE                                                                     PAGE
Article I:            Establishment of Trust...................................6

Article II:           Funding of the Trust.....................................8

Article III:          Trust Assets Subject to Creditors.......................18

Article IV:           Trust Fund Administration...............................20

Article V:            Notice to Trustee.......................................26

Article VI:           Trust Investments.......................................28

Article VII:          Trust Fees and Expenses.................................35

Article VIII:         Records and Accounting..................................36

Article IX:           Resignation, Removal or Replacement of Trustee..........38

Article X:            Termination of Trust....................................41

Article XI:           Amendment of Trust......................................42

Article XII:          Miscellaneous...........................................43

Schedule A                 ...................................................47

         THIS AGREEMENT, amended and restated as of the day of November, 1993, between American Telephone and Telegraph Company, a New York corporation (the
"Company"), and Wachovia Bank of North Carolina, N.A., a national banking association (the "Trustee").

                              W I T N E S S E T H :

         WHEREAS, the Company and the Trustee had previously entered into an agreement (the "Agreement") to provide certain assurance to senior managers of the Company, effective May 1, 1992; and
         WHEREAS, the Company and the Trustee desire to make certain changes to the Agreement to address the funding and administration intended under the Agreement; and
         WHEREAS, the Company and the Trustee desire to amend and restate the terms of the Agreement to address the issues associated with such funding and administration; and
         WHEREAS, the Company has incurred and expects to continue to incur certain unfunded retirement income liabilities and benefit obligations to or with respect to all current employees who, as of December 18, 1991 or thereafter, were at an employment band of Senior Manager or above (or equivalent salary grade level), all future employees who are at any time at an employment band of Senior Manager or above) (or equivalent salary grade levels), all retired Senior Managers (or retired employees at equivalent salary grade levels) who are receiving a service or disability pension under the AT&T Management Pension Plan and were at equivalent salary grade levels at the time of their retirement, and all former employees who between December 18, 1991 and November 17, 1993, inclusive, were at an employment band of Senior Manager and above (or equivalent salary grade levels) (collectively, the "Participants") pursuant to the terms of certain retirement and nonqualified plans or arrangements presently or hereafter identified in Schedule A to this Agreement (hereinafter the "Plan" or "Plans"); and
         WHEREAS, the Company desires to provide additional assurance to such Participants and their surviving spouses, beneficiaries or estates under the Plans (collectively, the "Beneficiaries") that their unfunded retirement rights and benefit entitlements under the Plans will in the future be met or substantially met by application of the procedures set forth herein; and
         WHEREAS, the Company wishes to establish separate accounts which will include investment earnings and adjustments for charges, expenses and cash flow on assets attributable with respect to the contributions to each such account (hereinafter the "Accounts") with respect to each Plan or group of Plans (as identified in Schedule A) in order to provide a source of payments under the terms of such Plans; and
         WHEREAS, amounts credited to each Account, as determined by the Company from time to time in its sole discretion, other than during a Potential Change in Control Period and upon a Change in Control, and the earnings thereon shall be used by the Trustee solely in satisfaction of the liabilities of the Company with respect to the Participants and the Beneficiaries in the Plans covered under the respective Accounts, and expenses as provided herein, and such utilization shall be in accordance with the procedures set forth herein; and
         WHEREAS, the Company desires to grant additional powers to the Trustee during a Potential Change in Control Period and upon a Change in Control in order to provide the Participants and their Beneficiaries with some measure of security during those events; and

         WHEREAS, except as expressly provided in this Agreement, upon satisfaction of all liabilities of the Company with respect to Participants and their Beneficiaries payable from a particular Account, the balance, if any, remaining in such Account shall be allocated to other Accounts established under this Agreement in accordance with the procedures set forth herein; and
         WHEREAS, except as otherwise expressly provided in this Agreement, upon satisfaction of all liabilities of the Company with respect to all Participants, and their Beneficiaries under the Plans, the balance, if any, remaining in the Accounts shall revert to the Company, provided, however, that all amounts in such Accounts shall at all times be subject under this Agreement to the claims of the Company's creditors as hereinafter provided;
         NOW, THEREFORE, in consideration of the premises and mutual and independent promises herein, the parties hereto covenant and agree to amend and restate their Agreement as follows:

                                    ARTICLE I
                             Establishment of Trust

         1.1 The Company hereby establishes with the Trustee a Trust consisting of such sums of cash, marketable securities and such other property acceptable to the Trustee as shall, in accordance with Article II, be paid or delivered to the Trustee and the earnings and profits thereon. All such cash, marketable securities and other property, all investments made therewith and proceeds thereof, less the payments or other distributions which, at the time of reference, shall have been made by the Trustee, as authorized herein, are referred to herein as the "Trust Fund" and shall be held by the Trustee, IN TRUST, in accordance with the provisions of this Agreement.
         1.2 The Trustee shall hold, manage, invest and otherwise administer the Trust Fund pursuant to the terms of this Agreement. The Trustee shall be responsible for contributions actually received by it and such other obligations as it undertakes hereunder. The amount of each contribution by the Company to the Trust Fund shall be determined in the sole discretion of the Company, subject to the terms of this Agreement requiring contributions during a Potential Change in Control Period and upon a Change in Control (as each term is defined in Section 2.7 of this Agreement).
         1.3 Subject to the provisions of Article X of this Agreement, the Company and the Trustee agree that the Trust created herein shall not be revocable by the Company. The Trust established hereunder is intended to be a grantor trust within the meaning of Section 671 of the Internal Revenue Code of 1986, as thereafter amended, and all property contributed to the Trust and interest and other income earned on the investments of the Trust shall be held in trust in accordance with this Agreement, but shall be considered the property of, and taxable to, the Company.
         1.4 To the extent provided in this Agreement, the Trustee shall maintain in an equitable manner a separate bookkeeping Account for each Plan or group of Plans, as provided in Schedule A hereto, in which it shall keep a separate record of the interest of such Participant or Beneficiary under each Plan and Account under the Trust Fund. For purposes of this Agreement, the interest of each Participant and Beneficiary payable from the Trust Fund with respect to any Plan shall be determined by multiplying the Participant's or Beneficiary's vested benefit under the Plan (as of the date the Participant and Beneficiary becomes entitled to payments under the Plan) by the ratio obtained by dividing the total assets for the Account (as determined in accordance with Article IV of this Agreement) in which the Plan is included by the total vested liabilities for all Plans included within such Account. The Company's Corporate

Vice President - Investment Management, shall certify to the Trustee at the time of each contribution to the Trust Fund the amount of such contribution being made in respect of each Account established under this Agreement. If the Trust Fund receives contributions in excess of the amounts initially contributed pursuant to Section 2.1, the Trust Fund shall be revalued by the Trustee as of the last business day of each calendar quarter (or more frequently, at the request of the Company) at current market values, as determined by the Trustee. At the discretion of the Company, each Participant in each Plan with respect to which an Account has been established or his Beneficiary shall be entitled to receive from the Company, or such person as is designated by the Company ("delegate"), a semi-annual statement of his entitlement with respect to each such Plan and Account. During a Potential Change in Control Period and upon a Change in Control, such statements shall be provided on a quarterly basis and shall be required to be sent by the Trustee to such Participants (or their Beneficiaries, if applicable).

                                   ARTICLE II
                              Funding of the Trust

         2.1 Concurrently with the execution of this Trust, the Company is delivering to the Trustee, to be held in trust hereunder, the sum of one-hundred dollars ($100) in cash with respect to each of the Plans identified in Schedule A hereto to be administered and disposed of by the Trustee as provided herein. In addition, subject to Section 2.2, the Company may from time to time contribute additional cash, marketable securities (including securities of the Company) or other property reasonably acceptable to the Trustee to be allocated between and among the Accounts as designated by the Company's Corporate Vice President - Investment Management.
         2.2 Concurrently with the execution of this Trust and thereafter in accordance with Section 4.3, the Company shall provide to the Trustee all reasonably required information necessary for the Trustee to determine the Company's (and its affiliates') liabilities and obligations under the Plans and shall update such information from time to time as requested by the Trustee. If the Company does not provide updated information to the Trustee within a reasonable period of time following any request, the Trustee shall use its best estimate to determine the Company's (and its affiliates') obligations and liabilities under the Plans. The Trustee shall be protected in determining the amount of the Company's (and its affiliates') obligations and liabilities under the Plans so long as the Trustee acts in good faith in arriving at its best estimate. The Trustee shall not perform any calculations with respect to such information unless directed to do so by the Company, but shall be required to perform such calculations during a Potential Change in Control Period and upon a Change in Control as provided herein. Upon the occurrence of a Potential Change in Control and a Change in Control, the Trustee shall determine, in accordance with Section 2.5 hereof, based upon the last valuation available to the Trustee with respect to the vested and nonvested liabilities of the Company (and its affiliates) under the Plans, the aggregate amount which will be sufficient to fund the Company's (and its affiliates') obligations and liabilities to pay the vested and nonvested benefits due to Participants or Beneficiaries pursuant to the Plans, plus the amount of one million dollars ($1,000,000) to provide for expenses, including, but not limited to, legal expenses, administrative expenses, and other costs of maintaining the Trust Fund (the aggregate amount necessary to fund the Company's and its affiliates' liabilities under the Plans and the expense amount shall collectively be referred to herein as the "Full Funding Amount" and is more fully defined in Section 2.5 of this Agreement). The determination by the Trustee shall include reasonable estimates and adjustments for events occurring subsequent to such last valuation. The Trustee shall give notice to the Company of such Full Funding Amount as soon as possible but in any event not later than fifteen (15) days after each occurrence of a Potential Change in Control and a Change in Control. Not later than thirty (30) days after each occurrence of a Potential Change in Control and a Change in Control, the Company shall deliver to the Trustee an amount of cash (or marketable securities acceptable to the Trustee and having a fair market value equal to such amount as determined by the Trustee, or some combination thereof) equal to the Full Funding Amount.
         2.3 During a Potential Change in Control Period and upon a Change in Control, the Trustee shall, every three months from the last day of the month in which occurs each such Potential Change in Control and Change in Control, whichever is applicable, unless the Full Funding Amount shall theretofore have been returned to the Company pursuant to Article III hereof, recalculate the Full Funding Amount as of the end of the month immediately preceding such three-month interval date as if the Potential Change in Control or Change in Control had occurred at the end of such month. Not later than thirty (30) days after each three-month interval date, the Trustee shall give notice to the Company as to the fair market value of assets then held in the Trust as of the end of such three-month interval date. As soon as possible following completion of the recalculation but in any event not later than forty-five (45) days after each three-month interval date, the Trustee shall give notice to the Company of
(i) such recalculated Full Funding Amount, (ii) the additional payment to the Trustee (if any) required from the Company by the following sentence, (iii) the distribution to the Company (if any) required from the Trustee upon the Company's written request pursuant to the last sentence of Section 2.4 hereof, and (iv) all information required to be set forth in any currently-required Payment Schedule described in Section 2.6 hereof. If such recalculated Full Funding Amount exceeds the fair market value of the assets then held in the Trust as determined by the Trustee, the Company shall promptly (and in no event later than ten (10) days from the date of notice of any underfunding from the Trustee) pay to the Trustee an amount in cash (or marketable securities (including securities of the Company) reasonably acceptable to the Trustee or any combination thereof) equal to such underfunding. The Trustee shall have the duty, obligation and authority, by whatever means necessary, including, without limitation, by means of commencing a lawsuit against the Company, to collect any part of such amount which the Company fails to contribute to the Trust Fund in a timely manner.
         2.4 Notwithstanding the foregoing, if, other than during a Potential Change in Control Period and prior to a Change in Control, the fair market value of the assets then held in the Trust, as determined by the Trustee in its sole discretion, is more than 125 percent of any such recalculated Full Funding Amount, exclusive of the $1,000,000 for expenses as more fully described in
Section 2.2 hereof, the Trustee, upon receipt of a written request from the Company's Corporate Vice President - Investment Management, shall distribute to the Company such requested amount in excess of 125 percent of the Full Funding Amount, exclusive of the $1,000,000 for expenses ("Excess Funds"). During a Potential Change in Control Period and upon the occurrence of a Change in Control, Excess Funds, if any, shall be used and applied by the Trustee to expenses and other costs of maintaining the Trust Fund and shall not be returned to the Company.
         2.5 The Full Funding Amount, based on the best information available (including, when necessary, estimates and forecasts) to the Trustee, shall be an amount equal to the net present value of the amount of any vested and nonvested payments, including any payments that would be accelerated by reason of any potential or actual change in control (as defined in the respective Plans), under the Plans determined, to the extent applicable, as if the potential or actual change in control referred to therein had occurred on the date as of which the Full Funding Amount is calculated, and shall include an additional sum of one million dollars ($1,000,000) as described in Section 2.2 of this Agreement. For the purpose of calculating the Full Funding Amount (other than the one million dollar ($1,000,000) portion for expenses), all Participants who have previously retired or terminated from the active employment of the Company and its affiliates shall be assumed to have retired (if eligible) or terminated employment on the date of the Potential Change in Control or Change in Control. Net present value and liabilities under the Plans shall be determined in a manner consistent with the assumptions utilized by the Company under the Company's qualified defined benefit pension plan applicable to management employees (the "Pension Plan"), unless the terms of a specific Plan direct use of different assumptions, in which case such different assumptions shall be used solely with respect to the Plan to which they pertain. During a Potential Change in Control Period and upon a Change in Control, the Pension Plan or Plan assumptions utilized immediately prior to the Potential Change in Control or Change in Control, as the case may be, shall remain in effect for the duration of this Agreement, unless assumptions resulting in a greater benefit to Participants under the Plans are uniformly adopted with respect to the Pension Plan or Plans, in which case the latter assumptions shall be utilized for purposes of this Agreement.
         2.6  Contemporaneously  with each  payment by the  Company  pursuant to
Section  2.1,  or 2.3 hereof  (other  than the  initial  payment of  one-hundred dollars ($100) for each of the Plans), the Company shall deliver Payment Schedules (containing information with respect to a Participant's or Beneficiary's entitlement under the Plans, as described in Section 2.5 hereof) to each Participant, Beneficiary (if applicable) and the Trustee; provided, however, that at the request of the Company, or during a Potential Change in Control Period and upon a Change in Control, the Trustee shall prepare and deliver such Payment Schedules to Participants (or their Beneficiaries, if applicable) and to the Company.
         2.7 For purposes of this Agreement, the terms set forth below shall be defined as follows:
         (a) "Change in Control" shall mean the occurrence of any of the following events: (1) an acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (which shall mean any "person" or "group," in each case within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act") immediately after which such Person is a "Beneficial Owner" (within the meaning of Rule 13d-3 promulgated under the 1934 Act, provided, however, that such Person shall be deemed to be the "Beneficial Owner" of all shares that any such Person has the right to acquire pursuant to any agreement, arrangement or understanding or upon exercise of conversion rights, warrants, options or otherwise, without regard to the sixty day period referred to in such Rule) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (i) the Company or (ii) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary"),
(B) the Company or any Subsidiary, or (C) any Person in connection with a "Non-Control Transaction" (as defined below). For purposes of this Agreement, the entities identified in Subparagraphs "(A)", "(B)" and "(C)" of this Section 2.7(a)(1) shall be referred to as "Related Persons."

         (2) The date when the individuals who, as of the date hereof, are members of the Board of Directors (the "Board") of the Company (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

         (3) Approval by stockholders of the Company of:

         (A) A merger, consolidation or reorganization involving the Company, unless

                (i) the stockholders of the Company immediately before such merger, consolidation or reorganization own, directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation;

                (iii) no Person (other than the Company or any Subsidiary, any employee benefit plan or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities) has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities; and

                (iv) for purposes of this Agreement,  the immediately  preceding
Subparagraphs  (i)  through  (iii),  inclusive,   shall  be  referred  to  as  a
"Non-Control Transaction".

         (B) A liquidation or dissolution of the Company; or

         (C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

         (b) "Potential Change in Control" shall mean the occurrence of any of the following events:

                (1) when any Person (including the Company) publicly announces an intention (A) to acquire five percent (5%) or more of the then outstanding Voting Securities, provided such acquisition is not by a Related Person or (B) to merge or consolidate the Company with another entity, transfer or sell assets of the Company, or liquidate or dissolve the Company, in each case described in this clause (B) in a transaction that would, if completed, constitute a Change in Control; or

                (2) when any Person other than a Related Person,

                  (A) acquires five percent (5%) or more of the then outstanding Voting Securities, other than as a holder whose investment in the Company is eligible to be reported on Schedule 13G pursuant to Rule 13d-1(b)(1) promulgated under the 1934 Act (hereinafter, the "Eligible Person"), or

                  (B) initiates a tender or exchange offer to acquire such number of Voting Securities as would result in such Person holding twenty percent (20%) or more of the then outstanding Voting Securities, or

                  (C) solicits proxies for votes to elect members of the Board of Directors at a shareholders' meeting of the Company.

         (c) "Potential Change in Control Period" shall mean the period commencing on the date that a Potential Change in Control has occurred and ending upon:

                (1) the date any Person who made an announcement referred to in Subparagraph (b)(1) of this Section 2.7 publicly announces he no longer intends to take or is no longer considering the taking of such actions;

                (2) the date the Person referred to in Subparagraph (b)(1)(A) of this Section 2.7 qualifies as an Eligible Person;

                (3) the date when any Person described in Subparagraph (b)(2) of this Section 2.7, (A) shall own less than five percent (5%) of the then outstanding Voting Securities, (B) shall have abandoned the tender or exchange offer, or (C) following a shareholders' meeting, shall not have elected a member of the Board, as the case may be; or

                (4) the date a Change in Control occurs.

         2.8 The Board or the Chief Executive Officer of the Company shall notify the Trustee in writing of each occurrence of a Potential Change in Control and Change in Control. All such notices shall be provided promptly and in any event not later than five (5) days following the occurrence of such event. Notwithstanding the foregoing, the Trustee shall be responsible for ascertaining whether a Potential Change in Control and a Change in Control has occurred and the duration of the Potential Change in Control Period. The Trustee may rely on such methods as are available to obtain notice, including reference to periodicals of general circulation such as The Wall Street Journal and The New York Times to determine whether a Potential Change in Control or Change in Control has occurred and the duration of the Potential Change in Control Period and the Company will provide to the Trustee, in a timely manner, any Proxy Statements, Solicitation/Recommendation Statement on 14D-9 Schedules, and information statements pursuant to Rule 14(f) of the 1934 Act, to the extent that the Company has filed such documents pursuant to the federal securities laws and copies of any initial filings and amendments thereto that the Company receives pursuant to Sections 13(d) and 14(d) of the 1934 Act.
         2.9 The Trustee shall be required to determine when the Potential Change in Control Period has ended. Such determination may be made in the same manner as provided in Section 2.8 of this Agreement. The determination as to the end of a Potential Change in Control Period shall result in the obligations of the parties hereto reverting to their pre-Potential Change in Control requirements. Nothing contained in this Section 2.9 shall relieve any person of any of its obligations under this Agreement upon a Change in Control.

                                   ARTICLE III
                        Trust Assets Subject to Creditors

         3.1 Notwithstanding any provision in this Agreement to the contrary, if at any time while the Trust is still in existence the Company becomes insolvent (as defined herein), the Trustee shall suspend the payment of all benefits from the Trust Fund and shall thereafter hold the Trust Fund in suspense until it receives a court order directing the disposition of the Fund; provided, however, the Trustee may deduct its fees and expenses and other expenses of the Trust, including taxes and the fees and expenses of any person retained by the Trustee in connection with its administration of the Trust Fund, pending the receipt of such court order. The Company shall be considered to be insolvent if (a) it is unable to pay its debts as they fall due or (b) bankruptcy or insolvency proceedings are initiated against it by its creditors or by the Company or any third party under the Bankruptcy Act of the United States or the bankruptcy laws of any State alleging that the Company is insolvent or bankrupt. By its approval and execution of this Agreement, the Company represents and agrees that its Board of Directors and Chief Executive Officer, as from time to time acting, shall have the fiduciary duty and responsibility on behalf of the Company's creditors to give to the Trustee prompt written notice of any event of the Company's insolvency and the Trustee shall be entitled to rely thereon to the exclusion of all directions or claims to pay benefits thereafter made. If, after an event of insolvency, the Company later becomes solvent without the entry of a court order concerning the disposition of the Trust Fund, the Company shall by written notice so inform the Trustee and the Trustee shall thereupon resume all its duties and responsibilities under this Agreement without regard for this
Section 3.1 until and unless the Company again becomes insolvent as such term is defined herein.
         3.2 The Company represents and agrees that the Trust established under this Agreement does not fund and is not intended to fund the Plans or any other employee benefit plan or program of the Company. Such Trust is intended to be a depository arrangement with the Trustee for the setting aside of cash and other assets of the Company for the meeting of part or all of its future retirement, death, disability or other obligations to the Participants and their Beneficiaries under the Plans. The purpose of this Trust is to provide a source of funds from which Plan Participants and their Beneficiaries may receive certain retirement, death, disability and deferred benefits under the Plans payable from the respective Accounts hereunder. Further, by following the procedures set forth herein, Plan Participants and Beneficiaries may have access to some or all of their benefits under the Plans as such benefits become due without having the payment of such benefits subject to the administrative control of the Company unless the Company becomes insolvent as defined in
Section 3.1. Nothing in this Agreement shall in any way diminish the rights of any Participant or Beneficiary to pursue rights of a general creditor with respect to amounts payable pursuant to the Plans. The Company represents that the Plans are not qualified nor are they intended to qualify under Section 401 of the Internal Revenue Code of 1986 and therefore are not subject to any of the Internal Revenue Code requirements applicable solely to tax-qualified plans.

                                   ARTICLE IV
                            Trust Fund Administration

         4.1 Except for the records dealing solely with the Trust Fund and its investment, which shall be maintained by the Trustee, the Trustee shall be furnished by the Company with and shall maintain such Participant records necessary to perform its obligations under this Agreement; provided, however, that in the absence of such records, the Trustee shall be entitled under this
Agreement to rely on the most recent information and data that is available or as may be provided by the Participant or Beneficiary. At the request of the Company, or, during a Potential Change in Control Period and upon a Change in Control, the Trustee shall also prepare and distribute Participants' statements and shall be responsible for providing information with respect to payments to Participants and their Beneficiaries and shall perform such other duties and responsibilities as set forth in this Agreement or as otherwise determined by the Trustee as necessary or advisable consistent with the purposes of this Trust.
         4.2 Upon contribution by the Company to the Trust (other than for the initial contribution as provided in Section 2.1), or as soon thereafter as practicable but in any event not later than 30 days after a Potential Change in Control and a Change in Control, the Company shall furnish to the Trustee all information necessary for the Trustee to determine the Company's (and each of its affiliates') separate liabilities and obligations under the Plans with respect to each Participant in each Plan, including any benefits payable after the Participant's death and the recipient of same. During a Potential Change in Control Period and a Change in Control, the Company shall regularly, at least quarterly, furnish revised updated information to the Trustee. Based on the foregoing information, at the request of the Company or during a Potential Change in Control Period and upon a Change in Control, the Trustee shall prepare an annual estimated benefits statement in respect of each Participant and shall furnish a copy of same to the Participant or his Beneficiary and to the Company. In the event the Company refuses or neglects to provide updated Participant information, as contemplated herein, the Trustee shall be entitled to rely upon the most recent information furnished to it by the Company or a Participant (or Beneficiary) and may make appropriate adjustments for events occurring subsequent to the date with respect to which the most recent information pertains.
         4.3 Upon the written direction of the Company's Executive Human Resources Department to the Trustee that a Participant's benefits under a Plan have become payable or, if the Company's Executive Human Resources Department fails to provide such notification within twenty (20) days of the event entitling the Participant to a distribution, upon the written direction to the Trustee and the Company by the Participant or Beneficiary of a deceased Participant, the Trustee, upon review of the Plans and such other information as it shall deem relevant and determination by the Trustee that such amount is properly payable under the Plans, shall prepare a certification to the Company and Participant that a Participant's benefits under a Plan have become payable. Such certification shall include the amount of such benefits, the manner of payment and the name, address and social security number of the recipient and, to the extent necessary, shall be updated quarterly or upon receipt by the Trustee of a notice of a benefit change under a Plan from the Company. Upon the Trustee's determination of the amount payable from the Trust Fund (in accordance with the method described in Section 1.4 of this Agreement) and the appropriate federal, state and local tax amount to be withheld from such amount, the Trustee shall commence distributions from the Trust Fund in accordance with the terms of the applicable Plan to the person or persons so indicated and to the Company with respect to taxes required to be withheld and the Trustee shall charge the Accounts established hereunder for the Participant's benefits and tax payments; provided, however, that in the event the Company notifies the Trustee that a Participant is entitled under one or more of the Plans to receive a distribution in the form of shares of stock of the Company, or the Trustee makes such determination, the Trustee shall distribute stock of the Company from the assets of the Trust Fund or may purchase, on the open market or from the Company, as determined by the Trustee, at fair market value, the requisite number of shares with the cash distribution to the Participant attributable to the Plan requiring distribution in shares of Company stock. The Trustee shall deliver the shares to the Participant as soon as practicable following the purchase and registration of such shares in the name of the Participant. The Company shall have full responsibility for the payment of all withholding taxes to the appropriate taxing authority and shall furnish each Participant or Beneficiary and the Trustee with the appropriate tax information form evidencing such payment and the amount thereof. The Trustee shall also furnish a copy of the tax withholding certification to the Participant or to the Beneficiary of a deceased Participant.
         4.4 All benefits payable from the Trust Fund to a Participant or his Beneficiary under any Plan shall be paid solely from the Account within this Trust Fund in which such Plan has been assigned by the Company as described in Schedule A to this Agreement. Upon the satisfaction of all vested liabilities under a specific Account in respect of Participants and Beneficiaries for whom Plan benefits are payable from such Account, the Company's Corporate Vice President - Investment Management shall prepare a certification to the Trustee showing the balance, if any, remaining in the particular Account attributable to the Plans covered by or under such Account. Such balance shall thereupon be reallocated ratably by the Company's Corporate Vice President - Investment Management to the remaining Account under this Agreement in the ratio that unfunded vested liabilities in respect of each such Participant and Beneficiary payable from such other Account bear to the total unfunded vested liabilities to all such Participants and Beneficiaries payable from such other Account. Upon the satisfaction of all vested and nonvested liabilities of the Company (and its affiliates) under the Accounts for Participants and Beneficiaries, the Company's Corporate Vice President - Investment Management shall prepare a certification to the Trustee, verified by the Trustee, and the Trustee shall thereupon hold or distribute the Trust Funds in accordance with the written instructions of the Company's Vice President - Investment Management. The Company shall not be entitled to a return of assets contributed to the Trust Fund prior to the Company's insolvency, as defined in Section 3.1, except in the following limited circumstances: (a) upon termination of this Agreement pursuant to Article X; (b) upon the existence of Excess Funds, to the limited extent described in Section 2.4, and then only to the extent of such Excess Funds; (c) upon the satisfaction of all vested liabilities of the Company (and its affiliates') under the Plans in respect of Participants and Beneficiaries eligible for payment from the Accounts hereunder; or (d) upon conclusion of the Potential Change in Control

Period (provided that a Change in Control has not occurred), but only to the extent of amounts contributed on or after the occurrence of the Potential Change in Control and any earnings thereon. The Trustee shall have no responsibility for determining whether any Participant or Beneficiary has died and shall be entitled to reasonably rely upon information furnished by the Company. All certifications and reallocations required to be performed by the Company under this Section 4.5 shall be performed by the Trustee during a Potential Change in Control Period and upon a Change in Control or at any time upon request of the Company. In the event the Trustee is to provide certifications or reallocations under this Section 4.5, all notices and information otherwise shall also be provided to the Company.
         4.5 (a) The Company reserves the right to transfer to the Trust Fund paid-up life insurance, retirement income or annuity policies or contracts on or for the life or lives of any Participant or Participants eligible for benefits from an Account established hereunder, or to direct the Trustee to purchase any such policies or contracts on or for the life or lives of any such Participant or Participants out of the amounts credited under one or more of the Accounts. The Trustee shall hold such policies or contracts, and each Beneficiary designation under such policies or contracts shall indicate the name of the Trustee or its successors. Any such policy or contract shall be an asset of the Trust Fund subject to the claims of the Company's creditors in the event of insolvency, as specified in Section 3.1. The proceeds of any life insurance policy shall upon the death of the insured Participant be credited to the Accounts established under this Agreement ratably by the Trustee in the ratio that unfunded liabilities (as determined pursuant to Section 2.5) in respect to each such Participant and Beneficiary payable from an Account bear to the total unfunded liabilities to all such Participants and Beneficiaries payable from all such Accounts, or, upon direction by the Company's Corporate Vice President - Investment Management, may be used by the Trustee to purchase additional life insurance as described herein, and shall be an additional source of benefits, if any, available for payment to Participants and Beneficiaries or estates as provided under the respective Plan or Plans. If, upon the death of the Participant, the balance remaining to the credit of such Participant in an Account is not required to be paid to the Participant's Beneficiary or estate under the terms of the Plan, such balance shall be reallocated to other Participants eligible for benefits from the Accounts in accordance with Section 4.5.
         (b) Premium notices with respect to policies owned by the Trustee shall be delivered by the insurance carrier to the Trustee, with a copy to the Company. Premiums on policies owned by the Trustee may be paid out of contributions to the Trust Fund by the Company, or, at the request of the Company, paid directly by the Company. All policies and/or annuity contacts held by the Trustee shall be endorsed, to the extent available, to provide for an "Automatic Premium Loan" against the cash values thereof in the event of any default in the payment of premiums thereon. If any premium due on any insurance policy owned by the Trustee is not otherwise fully paid or waived by the premium due date, the Trustee may in its sole discretion pay that premium or any portion thereof ratably from funds available in the Trust Fund. If the Trustee determines that the amount in the Trust Fund is insufficient to pay the full premium or elects not to reduce the assets of the Trust Fund by the amount of premium required, the Trustee shall immediately notify the Company of the insufficiency or unpaid amount, and shall afford the Company the opportunity to pay such premium. If the Company fails to pay all of the insufficiency or unpaid amount within five days after the premium due date, the Trustee shall have no further obligation with respect to such policy.
         4.6 Nothing provided in this Agreement shall relieve the Company of its liabilities to pay the retirement, death, disability, deferred or other benefits provided under the Plans except to the extent such liabilities are met by application of Trust Fund assets. It is the intent of the Company to provide that the assets attributable to each Account established hereunder shall satisfy in whole or in part the Company's legal liability under the Plans in respect of the Participant for whom such Account has been established.

                                    ARTICLE V
                               Notices to Trustee

         5.1 The Company shall provide the Trustee with a certified copy of the Plans at the time of execution of this Agreement and shall deliver copies of all amendments thereto and of the resolutions of the Board approving all amendments thereto, promptly upon their adoption. After the execution of this Agreement, the Company shall promptly file with the Trustee a certified list of the names and specimen signatures of the officers of the Company and any delegate authorized to act for it and the names of all Participants and Beneficiaries. The Company shall promptly notify the Trustee of the addition or deletion of any person's name to or from such list, respectively. Until receipt by the Trustee of notice that any person is no longer authorized so to act, the Trustee may continue to rely on the authority of the person. All certifications, notices and directions by any such person or persons to the Trustee shall be in writing signed by such person or persons. The Trustee may rely on any such certification, notice or direction purporting to have been signed by or on behalf of such person or persons that the Trustee believes to have been signed thereby. The Trustee may rely on any certification, notice or direction of the Company that the Trustee believes to have been signed by a duly authorized officer, agent of the Company or Participant (or Beneficiary of a deceased Participant). The Trustee shall have no responsibility for acting or not acting in reliance upon any notification believed by the Trustee to have been so signed by a duly authorized officer or agent of the Company. The Company shall be responsible for keeping accurate books and records with respect to the employees of the Company, their compensation and their rights and interests in the Trust Fund under the Plans.
         5.2 The Company shall make its contributions to the Trust in accordance with the terms of this Agreement and the Trustee shall add such contributions to the Trust Fund, and subject to Section 6.6 hereof, the Trustee shall administer such additional assets in accordance with the terms of this Agreement, including crediting all investment earnings, income on assets and adjustments for charges, expenses and cash flows on assets to the Account in which the contributions subject to such earnings and adjustments have been credited.
         5.3 Subject to the provisions of Sections 2.4 and 7.2, to the extent the Company's contribution for expenses of administering the Trust (as provided in Section 2.2) are inadequate to pay the Trustee's fees and expenses, the Company (and its affiliates) shall indemnify and hold harmless the Trustee from and against any and all claims, liabilities or expense, including without limitation, advances for or prompt reimbursement of reasonable fees and expenses of counsel and other agents retained by it, incurred by the Trustee with respect to holding, managing, investing, the taking or refraining from taking any actions hereunder or otherwise administering the Trust Fund, other than by its negligence or willful misconduct.

                                   ARTICLE VI
                                Trust Investments

         6.1 The Trustee shall not be liable in discharging its duties hereunder, including without limitation its duty to invest and reinvest the Fund, if it acts without negligence, in good faith and in accordance with the terms of this Agreement and any applicable Federal or state laws, rules or regulations.
         6.2 Subject to appointment of an Investment Manager pursuant to Section 6.6, or the Company and the Trustee having mutually agreed in a separate writing that the Trustee shall have and exercise investment discretion with respect to Trust Fund assets, the Company's Corporate Vice President - Investment Management shall have complete discretion with respect to the investment of such assets at all times other than during a Potential Change in Control Period and upon a Change in Control, and shall direct the Trustee accordingly. During a Potential Change in Control Period and upon a Change in Control, the Trustee shall have and exercise sole investment discretion with respect to all assets of the Trust, including the power to appoint or terminate an Investment Manager (who may be an affiliate of the Trustee), as more fully described in Section
6.6. Subject to the foregoing, the Trustee (or the Company's Corporate Vice President - Investment Management or Investment Manager, to the extent applicable) shall have the power in investing and reinvesting the Trust Fund in its sole discretion:
         (a) To invest and reinvest in any property, real, personal or mixed, wherever situated and whether or not productive of income or consisting of wasting assets, including without limitation, common and preferred stocks, bonds, notes, debentures (including convertible stocks and securities but not including any stock or security of the Trustee, an Investment Manager (as provided in Section 6.6 of this Agreement) or any affiliate thereof), leaseholds, mortgages, certificates of deposit or demand or time deposits (including any such deposits with the Trustee), shares of investment companies and mutual funds, interests in partnerships and trusts, insurance policies and annuity contracts (in accordance with Section 4.6 hereof), and oil, mineral or gas properties, royalties, interests or rights, without being limited to the classes of property in which trustees are authorized to invest by any law or any rule of court of any state and without regard to the proportion any such property may bear to the entire amount of the Trust Fund;
         (b) To invest and reinvest all or any portion of the Trust Fund collectively through the medium of any common, collective or commingled trust fund that may be established and maintained by the Trustee, subject to the instrument or instruments establishing such trust fund or funds and with the terms of such instrument or instruments, as from time to time amended, being incorporated into this Agreement to the extent of the equitable share of the fund in any such common, collective or commingled trust fund;
         (c) To retain any property at any time received by the Trustee;
         (d) To sell or exchange any property held by it at public or private sale, for cash or on credit, to grant and exercise options for the purchase or exchange thereof, to exercise all conversion or subscription rights pertaining to any such property and to enter into any covenant or agreement to purchase any property in the future;
         (e) To participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to property held by it and to consent to or oppose any such plan or any action thereunder or any contract, lease, mortgage, purchase, sale or other action by any person;
         (f) To deposit any property held by it with any protective, reorganization or similar committee, to delegate discretionary power thereto, and to pay part of the expenses and compensation thereof and any assessments levied with respect to any such property so deposited;
         (g) To extend the time of payment of any obligation held by it;
         (h) To hold uninvested any moneys received by it, without liability for interest thereon, until such moneys shall be invested, reinvested or disbursed;
         (i) To exercise all voting or other rights with respect to any property held by it and to grant proxies, discretionary or otherwise;

         (j) To manage, administer, operate, insure, repair, improve, develop, preserve, mortgage, lease or otherwise deal with, for any period, any real property or any oil, mineral or gas properties, royalties, interests or rights held by it directly or through any corporation, either alone or by joining with others, using other Trust assets for any such purposes, to modify, extend, renew, waive or otherwise adjust any provision of any such mortgage or lease and to make provision for amortization of the investment in or depreciation of the value of such property;
         (k) To employ suitable agents and counsel, who may be counsel to the Company or the Trustee, and to pay their reasonable expenses and compensation from the Trust Fund to the extent not paid by the Company;
         (l) To cause any property held by it to be registered and held in the name of one or more nominees, with or without the addition of words indicating that such securities are held in a fiduciary capacity, and to hold securities in bearer form;
         (m) To settle compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust, respectively, to commence or defend suits or legal proceedings to protect any interest of the Trust, and to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal; provided, however, that the Trustee shall not be required to take any such action unless it shall have been indemnified by the Company to its reasonable satisfaction against liability or expenses it might incur therefrom;
         (n) To organize under the laws of any state a corporation or trust for the purpose of acquiring and holding title to any property which it is authorized to acquire hereunder and to exercise with respect thereto any or all of the powers set forth herein;
         (o) To appoint or discharge an Investment Manager (as provided in Section 6.6);
         (p) Upon reasonable notice, to acquire the assets in the Trust Fund, in whole or in part, by substituting assets of equal or greater value and investment quality to such assets reacquired, provided such substitute assets may properly be held by the Trustee under the terms of this Agreement. No substitution of assets shall be permitted unless, immediately following such substitution, all Plans funded pursuant to Section 2.2 of this Agreement are funded at an amount equal to or greater than the funded amount immediately prior to such substitution of assets;
         (q) To use Trust Fund assets to purchase shares of Company stock; provided, that shares of Company Stock shall not become assets of the Trust Fund unless such shares would be treated as issued and outstanding under the laws of the Company's state of incorporation; and
         (r) To invest and reinvest all or any portion of the Trust Fund in futures and option contracts in accordance with applicable law; and
         (s) To purchase annuity contracts from a licensed insurance company as an investment for assets of the Trust Fund or for purposes of distributing annuity contracts to Participants and Beneficiaries as provided under the Plans; and
         (t) Generally, to do all acts, whether or not expressly authorized, that the Trustee (or the Company or Investment Manager, to the extent applicable) may deem necessary or desirable for the protection of the Trust Fund; and
         (u) To invest the assets of the Trust Fund in such other investments as may be permitted by applicable law, provided such investments are consistent with the intent and purpose of the Trust.
         6.3 No person dealing with the Trustee shall be under any obligation to see to the proper application of any money paid or property delivered to the Trustee or to inquire into the Trustee's authority as to any transaction.

         6.4 (a) The Trustee shall distribute cash or property from the Trust Fund in accordance with Article IV hereof. (b) The Trustee may make any distribution required hereunder by mailing its check for the specified amount, or delivering the specified property, to the person to whom such distribution or payment is to be made, at such address as may have been last furnished to the Trustee, or if no such address shall have been so furnished, if so directed by the Company, by crediting the account of such person or by transferring funds to such person's account by bank or wire transfer.
         6.5 If at any time there is no person authorized to act under this Agreement in behalf of the Company, the Board or its delegate shall have the authority to act hereunder.
         6.6 (a) The Company's Corporate Vice President - Investment Management (other than during a Potential Change in Control Period and upon a Change in Control) or the Trustee (during a Potential Change in Control Period and upon a Change in Control) may from time to time in the exercise of their fiduciary responsibilities under this Agreement appoint one or more Investment Managers to manage all or any portion of the Trust Fund and, with respect to such portion, to direct the Trustee with respect to effecting investment transactions on behalf of the Trust Fund and exercising such other powers as may be granted to Investment Managers hereunder. Other than during a Potential Change in Control Period and upon a Change in Control, the Company's Corporate Vice President - Investment Management shall give prompt written notice to the Trustee of any such appointment, upon which the Trustee shall rely until it receives from the Company's Corporate Vice President - Investment Management written notice of the termination of such appointment. In each case where such an appointment is made, the Company's Corporate Vice President - Investment Management or the Trustee, as the case may be, shall determine the assets of the Trust Fund to be allocated to the Investment Manager from time to time and the Company's Corporate Vice President - Investment Management, if applicable, shall issue appropriate instructions to the Trustee with respect thereto.
         (b) For the purpose of this Agreement, the term "Investment Manager" shall mean a person (who shall not be a participant in any of the Plans) or entity described as follows: An investment manager who has been appointed by the Company (or by the Trustee during a Potential Change in Control Period and upon a Change in Control) pursuant to this Agreement to serve as such hereunder and who is and has acknowledged in writing that he is (A) a fiduciary with respect to the Plans; and (B) either (1) an investment advisor registered under the Investment Advisors Act of 1940, (2) a bank, as defined in the Investment Advisors Act of 1940, (3) a state or federally chartered savings bank, savings and loan association or other thrift institution, or (4) an insurance company qualified under the laws of more than one state to manage, acquire or dispose of the assets of the Trust Fund.
         (c) The appointment of an Investment Manager by the Company's Corporate Vice President - Investment Management shall become effective on the date specified in such authorization but not before delivery of such authorization to the Trustee.
         (d) Any Investment Manager who is appointed hereunder must furnish the Trustee with a written acknowledgment of the facts set forth in Section 6.6(b).
         (e) To the extent that the Trust Fund or any portion thereof is subject to the control of an Investment Manager, the Trustee (i) shall not have exclusive management and control over that portion of the Trust Fund; (ii) shall not invest or otherwise manage and control that portion of the Trust Fund which is under the management and control of such Investment Manager; (iii) shall take investment action only upon the written instruction of such Investment Manager; and (iv) shall be subject to the directions of such Investment Manager properly given pursuant to this Agreement. Purchase and sale orders may be placed by such Investment Manager directly with brokers and/or dealers without the intervention of the Trustee, and, in such event, the Trustee's sole obligation shall be to make payment for purchased assets and deliver those assets that have been sold when advised of the transaction. To the extent that an Investment Manager has been appointed by the Company's Corporate Vice President - Investment Management prior to the earlier of a Potential Change in Control Period and a Change in Control, the Trustee shall not have any duty concerning the investment of the portion of the Trust Fund managed by such Investment Manager or to review or make any recommendation of its own with respect to the making or retention of any such investment prior to the earlier of a Potential Change in Control Period and a Change in Control. Thereafter, the Trustee shall have the duty to question the soundness of such Investment Manager's instructions and shall review and make recommendations with respect to investments. The Trustee shall have no liability to any person for any action taken or omitted in accordance with any directions given by the aforementioned Investment Manager, or for the failure of such Investment Manager to give such directions prior to the earlier of a Potential Change in Control Period and a Change in Control. Thereafter, the Trustee shall be liable for any such action or inaction.
         (f) All restrictions imposed by Article VI upon the Trustee concerning the Trustee's dealings in stock of the Company and the Company's right to direct investments and all duties of care and prudence also shall apply to any Investment Manager.

                                   ARTICLE VII
                             Trust Fees and Expenses

         7.1 The Company shall pay any Federal, state or local taxes on the Trust Fund, or any part thereof, and on the income therefrom.
         7.2 The Company shall pay to the Trustee its reasonable expenses for the management and administration of the Trust Fund, including, without limitation, advances for or prompt reimbursement of reasonable expenses of counsel and other agents employed by the Trustee, and reasonable compensation for its services as Trustee hereunder, the fee schedules of which shall be agreed upon in advance from time to time by the Company's Corporate Vice President - Investment Management and the Trustee in writing. Except as provided below, the Trustee shall not deduct such fees and expenses from the assets of the Trust Fund. During a Potential Change in Control Period or upon a Change in Control, upon failure of the Company to pay such compensation and expenses of the Trustee, the Trustee may satisfy such obligations out of the assets of the Trust Fund, but only to the extent of the assets specifically contributed for the payment of expenses pursuant to Section 2.2 or otherwise allocated for such purpose pursuant to Section 2.4. The Trustee shall not be entitled or permitted to reduce any Participant's benefits payable from an Account for the payment of Trustee expenses. The Company shall remain responsible for all fees and expenses incurred by the Trustee and not otherwise reimbursed from the Trust Fund.

                                  ARTICLE VIII
                             Records and Accounting

         8.1 The Trustee shall maintain records with respect to the Trust Fund that show all its receipts and disbursements hereunder. The records of the Trustee with respect to the Trust Fund shall be open to inspection by the Company, or its representatives, at all reasonable times during normal business hours of the Trustee and may be audited not more frequently than once each fiscal year by an independent certified public accountant engaged by the Company.

         8.2 Within a reasonable time after the close of each fiscal year of the Company (or, in the Company's discretion, at more frequent intervals), or of any termination of the duties of the Trustee hereunder, the Trustee shall prepare and deliver to the Company a statement of transactions reflecting its acts and transactions as Trustee during such fiscal year, portion thereof or during such period from the close of the last fiscal year or last statement period to the termination of the Trustee's duties, respectively, including a statement of the then current value of the Trust Fund. At the request of the Company's Corporate Vice President - Investment Management, the Trustee shall prepare and furnish to the Company a statement of the then current value of each Account and benefit entitlement of each Participant and Beneficiary of any Plan covered by such Account. Any such statement by the Trustee shall be deemed an account stated and accepted and approved by the Company, and the Trustee shall be relieved and discharged, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction, unless protested by written notice to the Trustee within sixty (60) days of receipt thereof by the Company.
         8.3 The Trustee shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as herein provided or for the determination of any question of construction or for instructions. In any such action or proceeding it shall be necessary to join as parties only the Trustee and the Company (although the Trustee may also join such other parties as it may deem appropriate), and any judgment or decree entered therein shall be conclusive.

                                   ARTICLE IX
                 Resignation, Removal or Replacement of Trustee

         9.1 Provided that a Potential Change in Control or a Change in Control has not occurred, the Trustee may resign at any time by delivering written notice thereof to the Company; provided, however, that no such resignation shall take effect until the earlier of (i) sixty (60) days after the date of delivery of such notice to the Company or (ii) the appointment of a successor trustee.
         9.2 Provided that a Potential Change in Control or a Change in Control has not occurred, the Trustee may be removed at any time by the Company's Corporate Vice President - Investment Management, upon delivery to the Trustee of a certified copy of such resolution and sixty (60) days' written notice; provided, however, that advance written notice will not be required if (a) such notice period is waived in whole or in part by the Trustee, (b) there has been a breach of fiduciary duty by the Trustee, or (c) there has been a material breach by the Trustee of the terms of this Agreement.
         9.3 Provided that a Potential Change in Control or a Change in Control has not occurred, upon the resignation or removal of the Trustee, a successor trustee shall be appointed by the Company's Corporate Vice President - Investment Management. Such successor trustee shall be a bank or trust company
(i) established under the laws of the United States or a State within the United States, (ii) authorized to exercise trust powers, (iii) is among the 100 largest banks in the United States, as measured by deposits or assets, (iv) which is not an affiliate of the Company, and (v) which satisfies all minimum capital and surplus requirements imposed by any federal or state law or regulatory agency. Such appointment shall take effect upon the delivery to the Trustee of (a) a written appointment of such successor trustee, duly executed by the Company, and
(b) a written acceptance by such successor trustee, duly executed thereby. Any successor trustee shall have all rights, powers and duties granted the Trustee hereunder.

         9.4 If, within sixty (60) days after the delivery of the Trustee's written notice of resignation pursuant to Section 9.1 hereof, a successor trustee shall not have been appointed, the Trustee may apply to any court of competent jurisdiction for the appointment of a successor trustee. The date of appointment of a successor trustee shall take effect as provided in Section 9.3.
         9.5 During a Potential Change in Control Period and upon a Change in Control, the Company's Corporate Vice President Investment Management shall have no power to remove the Trustee, but following such occurrence the Trustee may be removed and a successor trustee appointed pursuant to the procedures hereinafter set forth in this Section 9.5 or may resign by delivering written notice thereof to the Company; provided, however, that no such removal shall take effect until the effective date of appointment of a successor trustee in accordance with
Section 9.3 and no such resignation shall take effect until the later of (i) sixty (60) days after the date of delivery of written notice to the Company or
(ii) the effective date of appointment of a successor trustee. The appointment of a successor trustee following the Trustee's resignation or the removal of the Trustee and appointment of a successor trustee, as described above, shall be accomplished by the written agreement of at least sixty-five percent (65%) of the Participants and Beneficiaries (existing at the commencement of a Potential Change in Control Period or on the date of a Change in Control, whichever is applicable) entitled to benefits payable (at that time or in the future) from the Trust Fund and written notice to the Trustee. For purposes of the preceding sentence, a Beneficiary shall be considered in calculating the sixty-five percent (65%) requirement only after the death of the corresponding Participant. An independent bank selected by the Trustee shall tabulate all votes under this
Section 9.5 and, upon completion of such tabulation and forwarding of certified results satisfactory to the Trustee that the written agreement of at least sixty-five percent (65%) of all Participants and Beneficiaries has been obtained, the Trustee shall be removed.
         9.6 In the event that a successor trustee shall not be appointed pursuant to Section 9.5 hereof within ninety (90) days following the date of delivery of written notice of removal to the Trustee or the date of delivery of written notice of resignation to the Company, the Trustee, in its discretion, either shall appoint a successor trustee or shall apply to a court of competent jurisdiction requesting that such appointment be made. Any successor trustee appointed pursuant to Section 9.5 or this Section 9.6 shall satisfy the successor trustee requirements set forth in Section 9.3 hereof, and such appointment shall take effect upon the delivery to the Trustee and the Company of a written acceptance by such successor trustee, duly executed thereby. Any such successor trustee shall have all the rights, powers and duties granted the Trustee hereunder.
         9.7 Upon the removal or resignation of the Trustee and the appointment of a successor trustee, and after the acceptance and approval of the Trustee's account, the Trustee shall transfer and deliver the Trust Fund to such successor together with all records pertaining to the Trust Fund and benefits payable from the Trust Fund. Under no circumstances shall the Trustee transfer or deliver the Trust Fund to any successor which does not satisfy the successor trustee requirements set forth in Section 9.3 hereof.

                                    ARTICLE X
                              Termination of Trust

         10.1 The Trust established pursuant to this Agreement may not be terminated by the Company prior to the first to occur of (a) satisfaction of all vested and nonvested liabilities with respect to all Participants in the Plans and their Beneficiaries or (b) the twenty-first anniversary of the death of the last survivor of the Participants or Beneficiaries who are in being on the date of this Agreement. A written certification from the Trustee that all liabilities have been satisfied with respect to all Participants in the Plans and their Beneficiaries shall be required prior to termination of the Trust. The Board of Directors may terminate the Trust upon receipt of the Trustee's certification and delivery by the Board of Directors to the Trustee of (a) a certified copy of a resolution of the Board of Directors terminating the Trust, and (b) a written instrument of termination duly executed and acknowledged in the same form as this Agreement.
         10.2 Upon the termination of the Trust in accordance with Section 10.1, the Trustee shall, after the acceptance and approval of its account, distribute the Trust Fund to the Company. Upon completing such distribution, the Trustee shall be relieved and discharged. The powers and duties of the Trustee shall continue as long as any part of the Trust Fund remains in its possession.

                                   ARTICLE XI
                               Amendment of Trust

         11.1 Other than during a Potential Change in Control Period and upon a Change in Control, this Agreement may be amended, in whole or in part, at any time and from time to time, by the Company's Corporate Vice President - Investment Management, with the consent of the Trustee, which consent shall not be withheld unreasonably, pursuant to a written instrument executed by the Company's Corporate Vice President - Investment Management and the Trustee. Notwithstanding the foregoing, prior to a termination of the Trust as and to the extent currently provided for under Article X hereof and subject to the current provisions of Article III hereof, no amendment of this Agreement may be made (either prior to or following a Change in Control) which would have the effect of (i) eliminating or reducing the Company's obligation to make contributions to the Trust Fund in the event of a Potential Change in Control and a Change in Control as set forth under Article II hereof, (ii) except to the extent currently permitted under this Agreement, permitting the use of the assets of the Trust Fund for any purpose other than providing benefits to Participants and Beneficiaries and defraying the reasonable expenses of the Trust as currently contemplated hereunder, or (iii) changing the current definitions of Potential Change in Control, Potential Change in Control Period and Change in Control or altering the current provisions of this Article XI, in each case in a manner which is adverse to the interests of the Participants and Beneficiaries; unless, in each such instance, any such amendment is approved in writing by at least sixty-five percent (65%) of the Participants and Beneficiaries entitled to benefits payable (at that time or in the future) from the Trust Fund. During a Potential Change in Control Period and upon a Change in Control, this Agreement may be amended only by the Trustee with the written agreement of at least sixty-five percent (65%) of the Participants and Beneficiaries (existing at the commencement of a Potential Change in Control Period or on the date of a Change in Control, whichever is applicable) entitled to benefits payable (at that time or in the future) from the Trust Fund. For purposes of the preceding sentences, a Beneficiary shall be considered in calculating the sixty-five percent (65%) requirement only after the death of the corresponding Participant. The Trustee shall tabulate all votes under this Section 11.1 and, upon completion of such tabulation and forwarding of certified results to the Company, the Agreement shall be amended.

                                   ARTICLE XII
                                  Miscellaneous

         12.1 This Agreement shall be construed and interpreted under, and the Trust hereby created shall be governed by the laws of the State of New Jersey without regard to the conflicts of law principles insofar as such laws do not contravene any applicable Federal laws, rules or regulations.

         12.2 Neither the gender not the number (singular or plural) of any word shall be construed to exclude another gender or number when a different gender or number would be appropriate.
         12.3 No right or interest of any Participant under the Plans in the Trust Fund shall be transferable or assignable or shall be subject to alienation, anticipation or encumbrance, and no right or interest of any Participant or Beneficiary in the Plans or in the Trust Fund shall be subject to any garnishment, attachment or execution. The Trust Fund shall at all times remain subject to claims of creditors of the Company in the event the Company becomes insolvent as provided in Section 3.1.
         12.4 The Company agrees that by the establishment of this Trust it hereby foregoes any judicial review of certifications by the Trustee as to the benefit payable to any persons hereunder. If a dispute arises between the Trustee and the Company as to the amounts or timing of any such benefits or the persons entitled thereto under the Plans or this Agreement, the Company agrees that such dispute shall be resolved by binding arbitration proceedings initiated in accordance with the rules of the American Arbitration Association and that the results of such proceedings shall be conclusive and shall not be subject to judicial review. It is expressly understood that pending the resolution of any such dispute payment of benefits shall be made and continued by the Trustee in accordance with the certification of the Trustee and that the Trustee shall have no liability with respect to such payments, provided that such payments under the Plans were reasonable based on all of the facts and circumstances. The Company also agrees to pay the entire cost of any arbitration or legal proceeding initiated under the Trust Fund including the legal fees of the Trustee and the Plan Participant or the Beneficiary of any deceased Plan Participant regardless of the outcome of any such proceeding.
         12.5 This Agreement shall be binding upon and inure to the benefit of any successor to the Company or its business as the result of merger, consolidation, reorganization, transfer of assets or otherwise and any subsequent successor thereto shall promptly notify the Trustee in writing of its successorship and furnish the Trustee with the information specified in Section
5.1 of this Agreement. In no event shall any such transaction described herein suspend or delay the rights of Plan Participants or the Beneficiaries of deceased participants to receive benefits hereunder.
         12.6 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute only one Agreement.
         12.7 Communications to the Trustee shall be sent to Wachovia Bank of North Carolina, N.A., Employee Benefit Trust Services, 301 North Main Street, Winston-Salem, NC 27150-3099 - Attention: Senior Vice President-Manager of Legal Administration or to such other address as the Trustee may specify in writing. No communication shall be binding upon the Trustee until it is received by the Trustee. Communications to the Company shall be sent to the offices of the Company's Corporate Vice President - Investment Management or to such other address or person as the Company may specify in writing.
         12.8 In the event any Participant or his Beneficiary is determined to be subject to Federal income tax on any amount to the credit of his Account under this Agreement prior to the time of payment hereunder, the entire amount determined to be so taxable shall be distributed by the Trustee to such Participant or Beneficiary. An amount to the credit of a Participant's Account shall be determined to be subject to Federal income tax upon the earlier of: (a) a final determination by the United States Internal Revenue Service addressed to the Participant or his Beneficiary which is not appealed to the courts; or (b) a final determination by the United States Tax Court or any other Federal Court affirming any such determination by the Internal Revenue Service. The Company may undertake at its sole expense to defend any tax claims described in this Section which are asserted by the Internal Revenue Service against any

Participant or Beneficiary, including attorneys' fees and costs of appeal, and, if the Company undertake to defend, the Company shall have the sole authority to determine whether or not to appeal any determination made by the Internal Revenue Service or by a lower court. The Company shall reimburse any Participant or Beneficiary for any interest or penalties in respect of tax claims hereunder upon receipt of documentation of same. Any distributions from the Trust Fund to a Participant or Beneficiary under this Section 12.8 shall be applied to reduce Company liabilities to such Participant and/or Beneficiary under the Plans.

         IN WITNESS WHEREOF, the parties hereto have caused this amended and restated Trust Agreement to be duly executed and their respective corporate seals to be hereto affixed this day of , 1993.


Attest:                           WACHOVIA BANK OF NORTH CAROLINA,
                                  N.A., As Trustee


                                  By
                                      Its Senior Vice President


Attest:                           AMERICAN TELEPHONE AND TELEGRAPH
                                  COMPANY


                                  By
                                      Its Corporate Vice
                                      President - Investment
                                      Management

STATE OF NORTH CAROLINA                )
                                       )  ss.:
COUNTY OF STOKES                       )

         Personally appeared Joe O. Long, Senior Vice President of Wachovia Bank of North Carolina, N.A., signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Senior Vice President and the free act and deed of said Company, before me.



                                  Notary Public


STATE OF NEW JERSEY                    )
                                       )  ss.:
COUNTY OF                              )

         Personally appeared David P. Feldman, Corporate Vice President - Investment Management of American Telephone and Telegraph Company, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Corporate Vice President - Investment Management and the free act and deed of said Company, before me.



                                  Notary Public

                                    Account A


1.       American Telephone and Telegraph Company Non-Qualified Pension Plan

2.       American Telephone and Telegraph Company Mid-Career Pension Plan

3.       American Telephone and Telegraph Company Excess Benefit Plan

4. American Telephone and Telegraph Company Senior Management Long-Term Disability and Survivor Protection Plan

                                    Account B

1. American Telephone and Telegraph Company Senior Management Incentive Award Deferral Plan

                    AMERICAN TELEPHONE AND TELEGRAPH COMPANY
                            BENEFITS PROTECTION TRUST



                                 FIRST AMENDMENT


         WHEREAS, effective May 1, 1992, AT&T Corp. (formerly American Telephone and Telegraph Company) (the "Company") entered into an agreement which was subsequently amended and restated effective January 13, 1994 (the "Agreement") with Wachovia Bank, N.A. (formerly Wachovia Bank of North Carolina, N.A.), as Trustee ("Trustee"), to provide certain assurances to senior managers of AT&T Corp. in connection with its nonqualified benefit plans and programs; and
         WHEREAS, Lucent Technologies Inc. has entered into an Employee Benefits Agreement with the Company wherein Lucent Technologies Inc. has agreed to contribute cash to a generally comparable successor trust ("Lucent Trust") established by Lucent Technologies Inc. in order to ensure that neither this amendment nor the allocation of trust assets will adversely affect senior managers whose nonqualified benefit plan liabilities were transferred to Lucent Technologies Inc.; and
         WHEREAS, the Company has completed a tax-free reorganization under Sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended, whereby the Company's ownership interest in its subsidiary, Lucent Technologies Inc., was transferred to shareholders of the Company; and
         WHEREAS, the Company and the Trustee desire to transfer certain trust assets to the Lucent Trust; and
         WHEREAS, the Company and the Trustee have agreed to amend the Trust to expressly provide for this result, and to provide for certain administrative changes to the Agreement.
         NOW, THEREFORE, the Company and the Trustee (each for itself) agree as follows, effective as of the date of this First Amendment.

1. The name "American Telephone and Telegraph Company Benefits Protection Trust with Wachovia Bank of North Carolina, N.A., as Trustee" shall be amended each and every place it appears to read as follows: "AT&T Corp. Benefits Protection Trust."

2. Except as otherwise expressly provided in this First Amendment, the name "American Telephone and Telegraph Company" shall be replaced by the name "AT&T Corp.", and the name "Wachovia Bank of North Carolina, N.A." shall be replaced by the name "Wachovia Bank, N.A.", where
         applicable,   each  and  every  place  they respectively appear.

3. Article IX of the Trust is amended by adding a new Section 9.8 to read as follows:

(a) The Company shall determine, as of September 30, 1996, on a reasonable actuarial basis, the liabilities of the Company related to senior managers whose employment was assigned from the Company to Lucent Technologies Inc., under the plans and arrangements (other than the AT&T Senior Management Incentive Award Deferral Plan) covered under the Trust. Subject to subparagraph (b) of this Section 9.8, following completion of this actuarial determination and the reporting of such information to the Trustee, and upon written direction by the Chairman and Chief Executive Officer of the AT&T Investment Management Corporation (or his delegate), the Trustee shall transfer or assign to the Lucent Technologies Inc. Benefits Protection Trust, a successor trust ("Lucent Trust"), and the Trustee hereby agrees to so transfer or assign (1) one trust-owned life insurance policy, Group Policy No. G-23334 (regardless of the entity to which the insured individuals have been assigned), and (2) all cash in the Trust, as determined by the Company in a manner consistent with subparagraph (b) below, provided, however, that no assets shall be transferred to the Lucent Trust until the Trustee has satisfied itself that contributions required by Lucent Technologies Inc. to the Lucent Trust (as described in subparagraph (b) below) have been made prior to or concurrent with this transfer or assignment.

(b) Notwithstanding the foregoing, the Trustee shall be permitted to transfer or assign assets from the Trust to the Lucent Trust only if the transfer and assignment are consistent with the purpose and intent of the Trust and provided that, prior to or concurrent with the transfer or assignment of assets from the Trust to the Lucent Trust, and including any additional cash contributions by Lucent Technologies Inc. to the Lucent Trust, the ratio of the value of the assets in the Lucent Trust (determined as of the date of the asset transfer or assignment) to the liabilities under the executive benefit plans covered under the Lucent Trust (other than liabilities under the Lucent Technologies Inc. Officers Incentive Award Deferral Plan) (determined as of September 30, 1996), as determined by the actuary for the Company, will immediately thereafter not be less than the ratio of assets (determined as of the date of the asset transfer or assignment) to liabilities under the Trust (other than liabilities associated with the AT&T Senior Management Incentive Award Deferral Plan)(determined as of September 30, 1996) immediately before the allocation of such assets to the Lucent Trust. For purposes of this Section 9.8, liabilities shall be determined based upon the "Full Funding Amount" as defined in
         Section 2.5 of the Trust.

(c) Following the Trustee's receipt of written notice from the Chairman and Chief Executive Officer of the AT&T Investment Management Corporation (or his delegate), the Trustee shall effect the transfers and assignments as so directed pursuant to the Company's instructions and the terms of this Agreement.

In all other respects, the Trust Agreement shall remain in full force and effect.
         IN WITNESS WHEREOF, AT&T Corp. has caused this First Amendment to the Trust Agreement to be signed by the Chairman and Chief Executive Officer of AT&T Investment Management Corporation and AT&T Corp. Vice President, thereunto duly authorized, and its corporate seal to be affixed hereunto and the same to be attested by its Secretary or an Assistant Secretary; and the Trustee has caused this First Amendment to the Trust Agreement to be signed by one of its authorized officers, thereunto duly authorized, and its association seal to be affixed hereunto and the same to be attested by an Assistant Secretary or by one of its officers, thereunto duly authorized, all as of this ___ day of _____________, 1997.

                             AT&T CORP.


                             BY:   _______________________________
                                   S. Lawrence Prendergast
                                   Chairman and Chief Executive Officer
                                   AT&T Investment Management Corporation, and
                                     Vice President of AT&T Corp.

Attest:


_________________________


                             WACHOVIA BANK, N.A., AS TRUSTEE


                             BY:   _________________________________


                              Title:    ______________________________

Attest:


_________________________

                                 Acknowledgment


STATE OF NEW JERSEY                    )
                                       )  ss.:
COUNTY OF SOMERSET                     )




                On this ____ day of ________, in the year 1997, before me personally came S. Lawrence Prendergast, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________________________________________that he is Chairman and Chief Executive Office of the AT&T Investment Management Corporation and a Vice President of AT&T Corp., that he has been delegated authority to execute this First Amendment on behalf of AT&T Corp., the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                            _________________________

                                 Acknowledgment


STATE OF NORTH CAROLINA                )
                                       )  ss.:
COUNTY OF STOKES                       )




                On this ____ day of ______________, in the year 1997, before me personally came _______________________________, to me known, who, being by me duly sworn, did depose and say that he resides at ________________________________________________________, that he is
_______________________________  of  Wachovia  Bank,  N.A.,  the  trust  company described in and which executed the above instrument; that he knows the association seal of said trust company; that the seal affixed to the said instrument is such association seal; that it was so affixed by authority of the Board of Directors of said trust company, and that he signed his name thereto by like authority.


                            _________________________